UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2007, CMS Energy Corporation ("CMS Energy") announced that certain of its subsidiaries had entered into separate purchase and sale agreements to sell their interests in the GasAtacama project in Chile and Argentina and a power plant in Jamaica to wholly owned subsidiaries of Ashmore Energy International.

CMS International Ventures, L.L.C. an indirect subsidiary of CMS Energy (the "Gas Atacama Seller"), and certain other CMS Energy subsidiaries entered into an Amended and Restated Securities Purchase Agreement, dated as of June 1, 2007 (the "Gas Atacama Agreement") with AEI Chile Holdings, LTD (the "Gas Atacama Buyer"), a wholly owned subsidiary of Ashmore Energy International. Pursuant to the Gas Atacama Agreement, the Gas Atacama Seller will sell its equity interests in various entities that collectively own CMS Energy’s interest in Gas Atacama, a project that owns and operates natural gas pipelines in Argentina and Chile, as well as a 780 megawatt combined cycle gas-fired generation facility in Chile. The Chilean power plant has been refitted to operate on oil due to curtailments of the gas supply from Argentina. Also pursuant to the Gas Atacama Agreement certain other CMS Energy subsidiaries are selling promissory notes related to Gas Atacama. The purchase price is $80 million.

Hydra-Co Enterprises and HCO-Jamaica, Inc, each an indirectly wholly owned subsidiary of CMS Energy (collectively the "Jamaica Sellers") entered into a Stock Purchase Agreement, dated as of May 31, 2007 (the "Jamaica Agreement") with AEI Central America LTD, a wholly owned subsidiary of Ashmore Energy International. Pursuant to the Jamaica Agreement, the Jamaica Sellers will sell their interests in various entities that collectively own CMS Energy’s interest in a 63 megawatt diesel-fueled power plant located in Jamaica. The purchase price is $14 million.

A CMS Energy-issued News Release dated May 31, 2007, which is attached as Exhibit 99.1and incorporated by reference, contains additional information with respect to the transactions.

The sales are subject to the satisfaction or waiver of certain conditions to closing. The Jamaica Agreement requires that, among other things, the parties must receive: (i) approval of the Government of Jamaica, and (ii) lender and political risk insurer consent.

The Gas Atacama Agreement and the Jamaica Agreement may be terminated under certain customary circumstances, including by mutual consent. The Gas Atacama Agreement may be terminated by either party if the closing has not occurred by 60 days after the execution of the Gas Atacama Agreement. The Jamaica Agreement may be terminated by the Jamaica Buyer if closing has not occurred by 180 days after the execution of the Jamaica Agreement and by the Jamaica Seller if closing has not by 90 days after the execution of the Jamaica Agreement.

Pursuant to the Gas Atacama Agreement and the Jamaica Agreement, the Gas Atacama Seller and the Jamaica Seller, respectively, have no post-closing indemnity obligations. Ashmore Energy International has provided a guarantee to the Gas Atacama Seller for any payment obligations of the Gas Atacama Buyer under the Gas Atacama Agreement.

The closing of the sale of Gas Atacama is expected to occur in the third quarter of 2007. The sale of the Jamaica power plant is expected to occur by December 31, 2007. However, CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when these transactions will be consummated.

The foregoing description of the Gas Atacama Agreement and the Jamaica Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Gas Atacama Agreement and the Jamaica Agreement which are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 CMS Energy Corporation News Release dated June 1, 2007
99.2 Amended and Restated Securities Purchase Agreement by and among CMS International Ventures, L.L.C., CMS Capital L.L.C., CMS Gas Argentina Company and CMS Enterprises and AEI Chile Holdings LTD together with Ashmore Energy International(for purposes of the Parent Guarantee) dated as of June 1, 2007
99.3 Stock Purchase Agreement by and among Hydra-Co Enterprises, Inc., HCO-Jamaica, Inc., and AEI Central America LTD together with Ashmore Energy International dated as of May 31, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers’ Form 10-K for the Year Ended December 31, 2006 and as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarter Ended March 31, 2007 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

June 4, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

June 4, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	CMS Energy Corporation News Release dated June 1, 2007
99.2	Amended and Restated Securities Purchase Agreement by and among CMS International Ventures, L.L.C., CMS Capital L.L.C., CMS Gas Argentina Company and CMS Enterprises and AEI Chile Holdings LTD together with Ashmore Energy International (for purposes of the Parent Guarantee) dated as of June 1, 2007
99.3	Stock Purchase Agreement by and among Hydra-Co Enterprises, Inc., HCO-Jamaica, Inc., and AEI Central America LTD together with Ashmore Energy International dated as of May 31, 2007